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                                                                    EXHIBIT 23.1




                                       B&M
                     --------------------------------------
                             BRICKER & MELTON, P.A.
                     --------------------------------------

                          CERTIFIED PUBLIC ACCOUNTANTS

                             3700 CRESTWOOD PARKWAY
                                    SUITE 590
                              DULUTH, GEORGIA 30136
                                 (770) 717-1175





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the incorporation by reference of our report dated February 28, 1998, relating to the financial statements of Southeast Commerce Holding Company, in the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."


                             BRICKER & MELTON, P.A.


Duluth, Georgia
April 14, 1998